UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 28, 2011
Steadfast Income REIT, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	333-160748	27-0351641
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)
18100 Von Karman Avenue, Suite 500
Irvine, California 92612
(Address of Principal Executive Offices, including Zip Code)
Registrant’s telephone number, including area code: (949) 852-0700
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
     On June 28, 2011, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Olathe, Kansas, commonly known as the Clarion Park Apartments (the “Clarion Park Property”). The Company hereby amends the Form 8-K filed July 6, 2011 to provide the required financial information related to its acquisition of the Clarion Park Property.
     (a) Financial Statement of Businesses Acquired.

Clarion Park Property

Report of Independent Auditors	F-1

Statement of Revenues Over Certain Operating Expenses for Three Months Ended March 31, 2011 (unaudited) and the Year Ended December 31, 2010	F-2

Notes to Statement of Revenues Over Certain Operating Expenses for the Three Months Ended March 31, 2011 (unaudited) and the Year Ended December 31, 2010	F-3
     (b) Pro Forma Financial Information.

Steadfast Income REIT, Inc.

Summary of Unaudited Pro Forma Financial Statements	F-5

Unaudited Pro Forma Balance Sheet as of March 31, 2011	F-6

Unaudited Pro Forma Statement of Operations for the Three Months Ended March 31, 2011	F-8

Unaudited Pro Forma Statement of Operations for the Year Ended December 31, 2010	F-10

Report of Independent Auditors
To the Board of Directors and Stockholders of
  Steadfast Income REIT, Inc.
     We have audited the accompanying statement of revenues over certain operating expenses of the Clarion Park Property for the year ended December 31, 2010. This statement is the responsibility of the Clarion Park Property’s management. Our responsibility is to express an opinion on the statement based on our audit.
     We conducted our audit in accordance with the auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues over certain operating expenses is free of material misstatement. We were not engaged to perform an audit of the Clarion Park Property’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Clarion Park Property’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues over certain operating expenses, assessing the accounting principles used and significant estimates made by management, and evaluating the overall presentation of the statement of revenues over certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues over certain operating expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 2, and is not intended to be a complete presentation of the Clarion Park Property’s revenues and expenses.
     In our opinion, the statement of revenues over certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses, as described in Note 2, of the Clarion Park Property for the year ended December 31, 2010, in conformity with U.S. generally accepted accounting principles.
/s/ Ernst & Young, LLP
Irvine, California
June 28, 2011

CLARION PARK PROPERTY
STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES

	Three Months
	Ended	Fiscal Year Ended
	March 31, 2011	December 31, 2010
	(unaudited)
Revenues:
Rental income	$416,086	$1,628,500
Tenant reimbursements and other	4,480	29,302

Total revenues	420,566	1,657,802

Expenses:
Operating, maintenance, and management	167,690	775,865
Real estate taxes and insurance	41,302	164,651
General and administrative expenses	23,032	23,124

Total expenses	232,024	963,640

Revenues over certain operating expenses	$188,542	$694,162

See accompanying notes to statement of revenues over certain operating expenses.

CLARION PARK PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES
For the Three Months Ended March 31, 2011 (unaudited)
and the Year Ended December 31, 2010
1. DESCRIPTION OF REAL ESTATE PROPERTY
     On June 28, 2011, Steadfast Income REIT, Inc. (the “Company”), through a consolidated subsidiary, acquired a fee simple interest in a multifamily property located in Olathe, Kansas, commonly known as the Clarion Park Apartments (the “Clarion Park Property”). The Clarion Park Property is comprised of 220 apartment units with approximately 208,800 rentable square feet within a 2-story apartment and townhome complex.
     The Clarion Park Property contains one-, two-, and three-bedroom units ranging from 720 square feet to 1,150 square feet per unit, as well as surface parking with 446 open spaces. The Clarion Park Property also includes various community amenities such as a sport court, clubhouse, laundry facility, pool with sun deck and playground. As of December 31, 2010, the Clarion Park Property was 97% leased.
     The Company is a Maryland corporation formed to invest in and manage a diverse portfolio of real estate investments, primarily in the multifamily sector, located throughout the United States.
2. BASIS OF PRESENTATION
     The accompanying statements of revenues over certain operating expenses have been prepared to comply with the rules and regulations of the Securities and Exchange Commission (“SEC”).
     The Clarion Park Property is not a legal entity and the accompanying statements are not representative of the actual operations for the periods presented, as certain revenues and expenses have been excluded that may not be comparable to the revenues and expenses the Company expects to incur in the future operations of the Clarion Park Property. Excluded items include interest, depreciation and amortization, and general and administrative costs not directly comparable to the future operations of the Clarion Park Property.
     An audited statement of revenues over certain operating expenses is being presented for the most recent year available instead of the three most recent years based on the following factors: (1) the Clarion Park Property was acquired from an unaffiliated party and (2) based on due diligence of the Clarion Park Property conducted by the Company, management is not aware of any material factors relating to the Clarion Park Property that would cause this financial information not to be indicative of future operating results.
     Square footage, occupancy and other measures used to describe real estate included in the notes to statement of revenues over certain operating expenses are presented on an unaudited basis.

CLARION PARK PROPERTY
NOTES TO STATEMENT OF REVENUES OVER CERTAIN OPERATING EXPENSES (CONTINUED)
For the Three Months Ended March 31, 2011 (unaudited)
and the Year Ended December 31, 2010
3. SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
     The Clarion Park Property leases residential apartment units under operating leases generally with terms of one year or less. Rental revenue, including rental abatements, concessions and contractual fixed increases is recognized on a straight-line basis over the term of the related lease. Tenant reimbursements and other consists of charges billed to tenants for utilities, parking, application, and other fees. Tenant reimbursements and other income are recognized when earned.
Use of Estimates
     The preparation of financial statements, as described in Note 2 and in conformity with U.S. generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.
4. COMMITMENT AND CONTINGENCIES
Litigation
     The Clarion Park Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is reasonably likely to have a material adverse effect on its results of operations or financial condition.
Other Matters
     Although there can be no assurance, the Company is not aware of any material environmental liabilities relating to the Clarion Park Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Clarion Park Property could result in future environmental liabilities.

STEADFAST INCOME REIT, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
     The following pro forma information should be read in conjunction with the consolidated balance sheet of the Company as of December 31, 2010 and March 31, 2011, and the related consolidated statements of operations, equity, and cash flows for the three months ended March 31, 2011, and the notes thereto contained in the Company’s quarterly report on Form 10-Q filed on May 16, 2011. In addition, this pro forma information should be read in conjunction with the statements of revenues over certain operating expenses and the notes thereto of the Lincoln Tower Property, the Park Place Property, and the Arbor Pointe Property (each defined below), which have been included in the Company’s prior filings with the SEC and the statement of revenues over certain operating expenses and the notes thereto of the Clarion Park Property, which are included herein.
     The following unaudited pro forma balance sheet as of March 31, 2011, has been prepared to give effect to the acquisition of the Arbor Pointe Property and Clarion Park Property acquired on May 5, 2011 and June 28, 2011, respectively, as if the acquisition occurred on March 31, 2011. The Lincoln Towers Apartments (the “Lincoln Tower Property”) and the Park Place Condominiums (the “Park Place Property”) were acquired on August 11, 2010 and December 22, 2010, respectively, and are recorded in the Company’s historical balance sheet as of March 31, 2011.
     The following unaudited pro forma statements of operations for the three months ended March 31, 2011 and for the year ended December 31, 2010, have been prepared to give effect to the acquisition of the Lincoln Towers Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property as if the acquisitions occurred on January 1, 2010.
     These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisitions of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, and the Clarion Park Property been consummated as of January 1, 2010. The audited statements of revenues over certain expenses of the Lincoln Tower Property, the Park Place Property and the Arbor Pointe Property have been previously filed on
Form 8-K/As with the SEC on October 25, 2010, March 1, 2011, and May 13, 2011, respectively.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2011

	Steadfast
	Income REIT,	Pro Forma Adjustments
	Inc. Historical	Arbor Pointe		Clarion Park
	(a)	Property (b)		Property (c)		Pro Forma Total
Assets:
Real Estate:
Land	$758,600	$886,124	(b)	$1,467,735	(c)	$3,112,459
Building and improvements	15,571,167	5,436,189	(b)	9,465,974	(c)	30,473,330
Tenant origination and absorption costs	1,224,044	177,687	(b)	281,291	(c)	1,683,022

Total real estate, cost	17,553,811	6,500,000		11,215,000		35,268,811
Less accumulated depreciation and amortization	(1,170,706)	—		—		(1,170,706)

Total real estate, net	16,383,105	6,500,000		11,215,000		34,098,105
Cash and cash equivalents	5,309,697	(1,610,328	)(b)	(2,403,746	)(c)	1,295,623
Rents and other receivables	114,887	22,995	(b)	—		137,882
Deferred financing costs and other assets, net	185,406	349,295	(b)	363,627	(c)	898,328

Total assets	$21,993,095	$5,261,962		$9,174,881		$36,429,938

Liabilities:
Accounts payable and accrued liabilities	$1,035,658	154,039	(b)	313,529	(c)	1,503,226
Notes payable	11,650,000	5,200,000	(b)	8,972,000	(c)	25,822,000
Distributions payable	86,181	—		—		86,181
Due to affiliates	277,004	—		—		277,004

Total liabilities	13,048,843	5,354,039		9,285,529		27,688,411

Commitments and Contingencies

Redeemable common stock	110,038	—		—		110,038

Equity
Stockholders’ equity:
Preferred stock, $0.01 par value per share; 100,000,000 shares authorized, no shares issued and outstanding	—	—		—		—
Common stock, $0.01 par value per share; 999,999,000 shares authorized, 1,536,002 share issued and outstanding and 1,536,002 pro forma shares as of March 31, 2011	15,360	—		—		15,360
Convertible stock, $0.01 par value per share; 1,000 shares issued and outstanding as of March 31, 2011	10	—		—		10
Additional paid-in capital	12,500,531	—		—		12,500,531
Cumulative distributions and net losses	(3,681,687)	(92,077	)(d)	(110,648	)(e)	(3,884,412)

Total stockholders’ equity	8,834,214	(92,077)		(110,648)		8,631,489
Noncontrolling interest	—	—		—		—

Total equity	8,834,214	(92,077)		(110,648)		8,631,489

Total liabilities and equity	$21,993,095	$5,261,962		$9,174,881		$36,429,938

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of March 31, 2011
(a)	Historical financial information as of March 31, 2011, derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011.

(b)	Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Arbor Pointe Property and related cash, other assets and liabilities as if the acquisition had occurred on March 31, 2011. The purchase price of the Arbor Pointe Property, exclusive of closing, and other acquisition costs, was $6.5 million and was funded with proceeds from the Company’s initial public and private offering and bank financing in the amount of $5.2 million.

(c)	Represents adjustments to the balance sheet of the Company to give effect to the acquisition of the Clarion Park Property and related cash, other assets and liabilities as if the acquisition had occurred on March 31, 2011. The purchase price of the Clarion Park Property, exclusive of closing, and other acquisition costs, was $11.2 million and was funded with proceeds from the Company’s initial public and private offering and bank financing in the amount of $9.0 million.

(d)	Amount represents the acquisition related expenses incurred in connection with the acquisition of the Arbor Pointe property, not included in the historical results.

(e)	Amount represents the acquisition related expenses incurred in connection with the acquisition of the Clarion Park property, not included in the historical results.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2011

	Steadfast Income	Pro Forma Adjustments
	REIT, Inc.	Arbor Pointe		Clarion Park
	Historical (a)	Property (b)		Property (b)		Pro Forma Total
Revenues:
Rental income	$769,892	$271,907	(c)	$416,086	(c)	$1,457,885
Tenant reimbursements and other	111,540	10,809	(d)	4,480	(d)	126,829

Total revenues	881,432	282,716		420,566		1,584,714

Expenses:
Operating, maintenance and management	357,897	137,675	(e)	142,277	(e)	637,849
Real estate taxes and insurance	161,535	30,076	(f)	49,801	(f)	241,412
Fees to affiliates	68,156	23,252	(g)	37,632	(g)	129,040
Depreciation and amortization	630,134	53,680	(h)	93,314	(h)	777,128
Interest expense	166,812	64,291	(i)	104,649	(i)	335,752
General and administrative expenses	495,245	8,165	(j)	23,032	(j)	526,442
Other acquisition costs	59,929	(26,571)	(k)	(1,222)	(k)	32,136

	1,939,708	290,568		449,483		2,679,759

Net loss	(1,058,276)	$(7,852)		$(28,917)		(1,095,045)

Net loss attributable to noncontrolling interest	—					—

Net loss attributable to common stockholders	$(1,058,276)					$(1,095,045)

Net loss per common share — basic and diluted	$(0.79)					$(0.71)

Weighted-average number of common shares outstanding, basic and diluted	1,339,273					1,536,002 (l)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Three Months Ended March 31, 2011

(a)	Historical financial information for the three months ended March 31, 2011 derived from the Company’s Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2011.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Arbor Pointe Property and Clarion Park Property as if these assets had been acquired as of January 1, 2010.

(c)	Represents base rental income (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2011, based on the historical operations of the previous owners.

(d)	Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2011, based on historical operations of the previous owners.

(e)	Represents operating, maintenance and management expenses, excluding property management fees of $14,137 and $25,413 for Arbor Pointe Property and the Clarion Park Property, respectively, (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2011, based on historical operations of the previous owners.

(f)	Represents real estate taxes and insurance expense incurred (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2011, based on management estimates.

(g)	Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2011 that would be due to affiliates had the Arbor Pointe Property and the Clarion Park Property been acquired on January 1, 2010. The pro forma total fees to affiliates for the three months ended March 31, 2011 are as follows:

*	Investment Management Fees: Investment management fees are payable to our Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Arbor Pointe Property and the Clarion Park Property, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement. The investment management fees payable to Advisor attributable to the acquisition costs of the Arbor Pointe Property and the Clarion Park Property for the three months ended March 31, 2011 was $13,357 and $22,912, respectively; and

*	Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Arbor Pointe Property and the Clarion Park Property, as defined in the Property Management Agreements for each property. The property management fees payable to the property manager for the three months ended March 31, 2011 was $9,895 and $14,720, respectively.

(h)	Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2011. Depreciation expense on a property is recognized using the straight-line method and a 27.5-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(i)	Represents interest expense incurred on $5.2 million in debt related to the Arbor Pointe Property pursuant to a promissory note bearing interest at a rate of 4.86%, and interest expense incurred on $8.972 million in debt related to the Clarion Park Property pursuant to the promissory note bearing interest at a rate of 4.58%.

(j)	Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the three months ended March 31, 2011 based on historical operations of the previous owners of the Arbor Pointe Property and the Clarion Park Property.

(k)	Represents adjustments made to acquisition costs for the three months ended March 31, 2011, in order to eliminate those amounts incurred by the Company that are included in the historical financial information for the three months ended March 31, 2011 that were attributable to the Arbor Pointe Property and the Clarion Park Property during the three months ended March 31, 2011, as if the assets had been acquired as of January 1, 2010.

(l)	Represents the actual number of shares of the Company’s common stock outstanding as of March 31, 2011. The calculation assumes that these shares were issued and the related proceeds were raised as of January 1, 2010.

STEADFAST INCOME REIT, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

		Pro Forma Adjustments
	Steadfast	2010
	Income REIT, Inc.	Acquisitions		Arbor Pointe		Clarion Park		Pro Forma
	Historical (a)	(b)		Property (c)		Property (d)		Total
Revenues:
Rental income	$778,387	$2,309,937	(e)	$1,127,420	(e)	$1,628,500	(e)	$5,844,244
Tenant reimbursements and other	49,843	278,038	(f)	30,389	(f)	29,302	(f)	387,572

Total revenues	828,230	2,587,975		1,157,809		1,657,802		6,231,816

Expenses:
Operating, maintenance and management	297,251	823,816	(g)	472,303	(g)	550,900	(g)	2,144,270
Real estate taxes and insurance	138,181	492,790	(h)	120,304	(h)	198,255	(h)	949,530
Fees to affiliates	419,694	200,565	(i)	227,487	(i)	378,788	(i)	1,226,534
Depreciation and amortization	540,572	410,477	(j)	392,407	(j)	654,545	(j)	1,998,001
Interest expense	163,987	511,313	(k)	259,918	(k)	423,281	(k)	1,358,499
General and administrative expenses	1,108,220	260,962	(l)	44,309	(l)	23,124	(l)	1,436,615
Other acquisition costs	323,906	46,433	(m)	125,264	(m)	151,159	(m)	646,762

	2,991,811	2,746,356		1,641,992		2,380,052		9,760,211

Net loss	(2,163,581)	$(158,381)		$(484,183)		$(722,250)		(3,528,395)

Net loss attributable to noncontrolling interest	1,000							1,000

Net loss attributable to common stockholders	$(2,162,581)							$(3,527,395)

Net loss per common share — basic and diluted	$(4.27)							$(2.30)

Weighted-average number of common shares outstanding, basic and diluted	506,003							1,536,002 (n)

STEADFAST INCOME REIT, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2010

(a)	Historical financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

(b)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Lincoln Tower Property and the Park Place Property, which were acquired on August 22, 2010 and December 22, 2010, respectively, as if these assets had been acquired as of January 1, 2010. Detailed pro forma information for the Lincoln Tower Property and the Park Place Property is contained in the Company’s prior filings with the Securities and Exchange Commission.

(c)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Arbor Pointe Property, which was acquired on May 5, 2011, as if this asset had been acquired as of January 1, 2010.

(d)	Represents adjustments to historical operations of the Company to give effect to the acquisition of the Clarion Park Property, which was acquired on June 28, 2011, as if this asset had been acquired as of January 1, 2010.

(e)	Represents the estimated base rental income (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on the historical operations of the previous owners as if the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property had been acquired as of January 1, 2010.

(f)	Represents operating cost reimbursements and other operating income from tenants (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property.

(g)	Represents operating, maintenance and management expenses, excluding management fees of $99,965 and incentive management fees of $125,000 for the Clarion Park Property, (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property.

(h)	Represents real estate taxes and insurance expense incurred by the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on management estimates.

(i)	Represents fees to affiliates (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010 that would be due to affiliates had the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property been acquired on January 1, 2010. The pro forma total fees to affiliates are as follows:

*	Acquisition Fees: Acquisition fees are payable based on 2% of the sum of the acquisition cost of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property, including acquisition expenses (with the total acquisition fees and acquisition expenses payable to the Advisor being subject to a limitation of 6% of the contract purchase price), as defined in the Advisory Agreement (the “Advisory Agreement” by and among the Company, its operating partnership and the Company’s advisor (the “Advisor”). The acquisition fee payable to Advisor attributable to the acquisitions of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property for the year ended December 31, 2010 was $192,858, $164,779, $133,545 and $229,118, respectively;

*	Investment Management Fees: Investment management fees are payable to our Advisor based on an annual fee, payable monthly, of 0.80% of the acquisition cost of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property, and the Clarion Park Property, including acquisition fees and acquisition expenses, as defined in the Advisory Agreement. The investment management fees payable to Advisor attributable to the acquisition costs of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property for the year ended December 31, 2010 was $77,143, $65,912, $53,419 and $91,647, respectively; and

*	Property Management Fees: Property management fees are payable to the property manager based on 3.5% of the monthly gross revenues of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property, as defined in the Property Management Agreements for each property. The property management fees payable to the property manager of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property for the year ended December 31, 2010 was $68,782, $50,785, $40,523 and $58,023, respectively.

(j)	Represents depreciation expense (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010. Depreciation expense on a property is recognized using the straight-line method and a 27.5-year life. Depreciation expense on the purchase price of tenant improvements is recognized using the straight-line method over the life of the lease. Amortization expense on lease intangible costs is recognized using the straight-line method over the life of the lease.

(k)	Represents interest expense incurred on $6.7 million in seller financing from the seller of the Lincoln Tower Property pursuant to a promissory note bearing interest at a rate of 6%, interest expense incurred on $5.0 million in debt related to the Park Place Property pursuant to a promissory note bearing interest at a rate of 5.25%, interest expense incurred on $5.2 million in debt related to the Arbor Pointe Property pursuant to a promissory note bearing interest at a rate of 4.86%, and interest expense incurred on $9.0 million in debt related to the Clarion Park Property pursuant to a promissory note bearing interest at a rate of 4.58%

(l)	Represents general and administrative expenses (not reflected in the historical statement of operations of the Company) for the year ended December 31, 2010, based on historical operations of the previous owners of the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and the Clarion Park Property.

(m)	Represents adjustments made to acquisition costs for the year ended December 31, 2010, to include those amounts incurred by the Company that were attributable to the Lincoln Tower Property, the Park Place Property, the Arbor Pointe Property and Clarion Park Property, as if the assets had been acquired as of January 1, 2010.

(n)	Represents the actual number of shares of the Company’s common stock outstanding as of March 31, 2011. The calculation assumes that these shares were issued and the related proceeds were raised as of January 1, 2010.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEADFAST INCOME REIT, INC.

Date: August 11, 2011	By:	/s/ Kevin J Keating Kevin J Keating
Principal Financial and Accounting Officer